UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 21, 2024

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-33796

Maryland	26-0630461
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

630 Fifth Avenue, Ste 2400
New York, New York	10111
(Address of principal executive offices)	(Zip Code)

(888) 895-6557
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

After the close of business on May 21, 2024, Chimera Investment Corporation (the “Company”) effected the previously announced 1-for-3 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). On May 20, 2024, the Company filed with the State Department of Assessments and Taxation of Maryland two Articles of Amendment (the “Amendments” and each an “Amendment”) to its charter. The first Amendment provided for a 1-for-3 reverse stock split of the issued and outstanding shares of Common Stock, effective at 5:00 p.m. Eastern Time on May 21, 2024. The second Amendment provided for the par value of the Common Stock to be changed from $0.03 per share (as a result of the Reverse Stock Split) back to $0.01 per share, and reduced the number of authorized shares of Common Stock, on a one-for-three basis, to 166,666,667 shares, effective at 5:01 p.m. Eastern Time on May 21, 2024. Fractional shares resulting from the Reverse Stock Split will be paid in cash based on the closing price of the Common Stock on the New York Stock Exchange (“NYSE”) on May 21, 2024, after taking into account the Reverse Stock Split. The Reverse Stock Split affected all record holders of Common Stock uniformly and did not affect any record holder’s percentage ownership interest, except for de minimis changes as a result of the elimination of fractional shares.

The Common Stock will begin trading on a split-adjusted basis on the NYSE at the opening of trading on May 22, 2024. The Common Stock continues to trade on the NYSE under the symbol “CIM” with a new CUSIP number: 16934Q 802.

The foregoing description of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendments, which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

3.1	Articles of Amendment of Chimera Investment Corporation, dated May 20, 2024.
3.2	Articles of Amendment of Chimera Investment Corporation, dated May 20, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION (REGISTRANT)

Date: May 21, 2024
	By:	/s/ Miyun Sung
	Name:	Miyun Sung
	Title:	Chief Legal Officer and Secretary